UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021 (July 21, 2021)

 CRANK MEDIA INC

(Exact name of registrant as specified in its charter)

Nevada	000-55824	33-1227600
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Stephen Brown 1720-650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N8
(Address of principal executive offices)

604-558-2515
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)       Resignation of Previous Independent Accountants

On July 21, 2021, our independent auditors, Pinnacle Accountancy Group of Utah (“Pinnacle”) resigned as our independent accountants effective July 21, 2021.

Pinnacle audited the financial statements of the Registrant for the years ended December 31, 2020 and December 31, 2019. The report of Pinnacle on such financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern disclaimer.

Pinnacle’s report on the Registrant’s financial statements as of and for the fiscal years ended December 31, 2020 and 2019 contained an explanatory sentence which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Pinnacle, would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to the date of Pinnacle’s resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Registrant's two most recent fiscal years, and since then, Pinnacle has not advised the Registrant that any of the following exist or are applicable:

(1)       That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; except that Pinnacle has advised the Registrant that the Registrant did not have adequate internal control over its financial reporting as of December 31, 2020. (As stated in the Registrant’s Form 10-K for the twelve months ended December 31, 2020, the Registrant concluded that its internal control over financial reporting was not effective as of December 31, 2020.)

(2)       That Pinnacle needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason, or

(3)       That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided Pinnacle a copy of the disclosure made in response to this Item 4.01 and have requested that Pinnacle provide a letter addressed to the Securities & Exchange Commission confirming its agreement with the disclosure contained herein, either or, in the alternative stating the respects in which it does not agree.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Agreement from Pinnacle Accountancy Group of Utah
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2021.

Crank Media Inc.

By: /s/ Stephen Brown

Name: Stephen Brown

Title: Chief Executive Officer and President

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